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                                                                    EXHIBIT 23.1






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the previously filed Registration Statements of Visual Data Corporation on Forms S-3 (Registration Nos. 333-62071, 333-18819 and 333-73349) and Form S-8
(Registration No. 333-39137).

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  December 28, 1999.